November 1, 2004
Supplement

SUPPLEMENT DATED NOVEMBER 1, 2004 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
CLASS X AND CLASS Y
THE MONEY MARKET PORTFOLIO
Dated May 1, 2004

Effective November 1, 2004, the Board of Trustees of the Fund approved amending and restating the existing investment management agreement for the Portfolio ("Current Investment Management Agreement") to remove the administration services component from the Current Investment Management Agreement. Morgan Stanley Investment Advisors Inc., the Fund's Investment Manager ("MSIA"), will continue to provide investment advisory services under the amended and restated investment advisory agreement. The administration services previously provided to the Portfolio by MSIA will be provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change has resulted in a .05% reduction in the advisory fee concurrent with the implementation of a .05% administration fee pursuant to the new administration agreement.

With respect to the Money Market Portfolio, under the amended and restated investment advisory agreement the advisory fee was reduced to 0.45% of the portion of daily net assets not exceeding $250 million; 0.375% of the portion of daily net assets exceeding $250 million but not exceeding $750 million; 0.325% of the portion of daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% of the portion of daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% of the portion of daily net assets exceeding $1.5 billion.

Although the entities providing administration services to the Portfolio have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes will not result in any increase in the amount of total combined fees paid by the Portfolio for investment advisory and administration services, or any decrease in the nature or quality of the investment advisory or administration services received by the Portfolio.

All references in the Prospectus to the "Investment Manager" are changed to "Investment Adviser."

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

LIT SPT VIS MM 11/04